    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                   Exhibit 10.35


                                   ADDENDUM 1
                     OEM Development and Purchase Agreement

Addendum 1 to the agreement dated the 6th day of August, 1999 (the "Agreement"), by and between Aspect Medical Systems, Inc. ("Aspect") and Philips Medizinsysteme Boeblingen GmbH ("Philips") (formerly Agilent Technologies, Inc.).

Per section 7 of the Agreement, Prices, Aspect is [**] the list price on the Aspect BIS Module Kit (exclusive of royalty) from $[**] for the US/CAN version and $[**] for the ROW version, to a uniform $[**], regardless of geography. The attached Exhibit A, dated January 29, 2003, replaces Exhibit A in the Agreement.

For the purpose of calculating the volume discount for the calendar year 2003, all BIS Module Kits shipped from January 1, 2003 through December 31, 2003 will be included in the total volume discount calculation. List price will be charged and any volume discount earned will be issued at the time it is earned either as a credit or cash at the preference of Philips.

Please indicate your acceptance of this Addendum by signing below.

Aspect Medical Systems, Inc.          Philips Medizinsysteme Boeblingen GmbH

By: /s/ J. Neal Armstrong             By: /s/ Thomas Blass
    ---------------------------           --------------------------------


Title:  Chief Financial Officer       Title: Global Sourcing Manager
        -----------------------              -----------------------------

                                   ADDENDUM 1
                                    EXHIBIT A
                       ASPECT PRODUCTS AND PURCHASE PRICES
                            EFFECTIVE JANUARY 1, 2003

A) ASPECT BIS  MODULE KIT:

      List price for Aspect BIS Module Kit (US$): $[**] (exclusive of royalty).

      Volume discounts (total units sold WW):

         QUANTITY PER   DSC-XP      MODULE     TOTAL    DISCOUNT
            YEAR        PRICE       PRICE
            [**]        $[**]       $[**]      $ [**]     [**]
            [**]        $[**]       $[**]      $ [**]     [**]%
            [**]        $[**]       $[**]      $ [**]     [**]%

   Royalties are based on cumulative number of units sold (US$):

                CUMULATIVE QTY                  ROYALTY
                     [**]                        $[**]
                     [**]                        $[**]
                     [**]                        $[**]
                     [**]                        $[**]
                     [**]                        $[**]

   The Philips Purchase Price is the sum of the BIS Module Kit price (based on number of units purchased per year) and the royalty (based on cumulative number of units purchased).

   Philips will be responsible for providing Aspect with documentation, [**], of the total number of Philips BIS Module Kits installed [**], the locations of such BIS Module Kits and the dates of installation.

B) ASPECT SPARE PARTS/ACCESSORY PRICES

      ORDERABLE PARTS/PRODUCTS     ASPECT LIST PRICE    PHILIPS PRICE
                                         (US$)              (US$)
   DSC-XP (replacement)                 $ [**]             $ [**]
   BIS Module (replacement)             $ [**]             $ [**]
   PIC Cable (replacement)              $ [**]             $ [**]
   Sensor Simulator                     $ [**]             $ [**]
   User Manual                          $ [**]             $ [**]